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Exhibit 99.05

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case Number: 00-1983
GST Telecommunications, Inc. (Consolidated Report includes all Debtors shown on the attached list)	Chapter 11
Debtor

MONTH ENDED:  10/31/00

CONSOLIDATED OPERATING REPORT
DECLARATION UNDER PENALTY OF PERJURY OF
DONALD A. BLOODWORTH, ON BEHALF OF THE CORPORATION

    I, Donald A. Bloodworth, Senior Vice President and Chief Financial Officer of GST Telecommunications, Inc. (and all related entities shown on the attached list), the above-captioned debtor and debtor in possession, (the "Debtor"), declare under penalty of perjury that I have reviewed the Debtor's Consolidated Operating Report and that it is true and correct to the best of my knowledge, information and belief.

    Although every effort has been made to make the Consolidated Operating Report accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.

Dated:	Donald A. Bloodworth Senior Vice President and Chief Financial Officer

Consolidated Operating Report includes all of the following:

Case Number	Company	Non-Operating
00-1982	GST Telecom Inc.
00-1983	GST Telecommunications, Inc.
00-1984	GST USA, Inc.
00-1985	GST Pacific Lightwave, Inc.
00-1986	GST Telecom California, Inc.
00-1987	GST Tucson Lightwave, Inc.
00-1988	GST Telecom Hawaii, Inc.
00-1989	GST Telecom New Mexico, Inc.
00-1990	GST Telecom Texas, Inc.
00-1991	GST Telecom Nevada, Inc.
00-1992	GST Telecom Idaho, Inc.
00-1993	GST Telecom Washington, Inc.
00-1994	GST Realco, Inc.
00-1995	GST Net, Inc.
00-1996	GST Net (AZ), Inc.	X
00-1997	GST Telecom Micronesia, Inc.	X
00-1998	GST Hui Keleka'a'ke, Inc.	X
00-1999	GST Internet, Inc.	X
00-2000	GST Telecom Utah, Inc.
00-2001	HOL Development, Inc.	X
00-2002	GST Telecom Oregon, Inc.
00-2003	GST International, Inc.	X
00-2004	Wasatch International Network Services, Inc.
00-2005	International Telemanagement Group, Inc.	X
00-2006	GST SwitchCo, Inc.
00-2007	GST Equipco, Inc.
00-2008	GST Home, Inc.
00-2009	GST Telecom Colorado, Inc.
00-2010	GST Construction, Inc.
00-2011	GST Government Systems, Inc.
00-2012	GST Equipment Funding, Inc.
00-2013	Vietelco, Inc.
00-2014	GST Call America, Inc.
00-2015	TriStar Residential Communications Corp.	X
00-2016	TotalNet Communications Corp.
00-2017	GST Telecom Arizona, Inc.
00-2018	GST Action Telecom, Inc.
00-2019	GST Universal, Inc.
00-2020	GST Telecom Pacific, Inc.
00-2021	GST Whole Earth Networks, Inc.
00-2022	GST Network Funding, Inc.
00-2023	ICON Communications Corp.
00-2024	KLP, Inc.
00-2025	GST Transfer, Inc.

Index

A.	Summary of Financial Status
B.	Consolidated Balance Sheet
C.	Consolidated Statements of Operations
D.	Consolidated Statements of Cash Flows
E.	Accounts Receivable and (Net) Payable
F.	Pre-Petition Liabilities
G.	Summary of Funds Held at End of Month

Schedule A
Summary of Financial Status

At the end of this reporting month:		Yes		No
1.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

2.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X

3.	If the answer is yes to 1 or 2, were all such payments approved by the court?	X	(a)

4.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

5.	Is the estate insured for replacement cost of assets and for general liability?	X

6.	Are a plan and disclosure statement on file?			X

7.	Was there any post-petition borrowing during this reporting period?			X

8.	Check if paid:
	Post Petition Taxes	X

	U.S. Trustee Quarterly Fees	X

Check if filing is current for:
	Post-petition tax reporting and tax returns	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note:

(a)
Court approved the retention of some of the above professionals to be paid in the ordinary course without fee applications. For the other payments the fee applications were approved by the Court.

Schedule A—Attachment
Payments to Professionals
October 1, 2000 - October 31, 2000

Name	Date	Amount
Latham & Watkins	10/31/2000	$698,154
Milbank Tweed	10/31/2000	598,226
Logan & Co.	10/5/2000	71,493
	10/27/2000	15,208

Total		$1,383,081

Note:

Court approved the fee applications for Latham & Watkins and Milbank Tweed. Court approved retention of Logan & Co. to be paid in the ordinary course without fee applications.

Schedule B
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
(UNAUDITED)

As of October 31, 2000
ASSETS
Current assets:
Cash and cash equivalents	$22,390
Restricted Cash	10,000
Accounts receivable, net	41,008
Construction contracts receivable	38,238
Investments	910
Prepaid and other current assets	13,829

Total current assets	126,375

Restricted investments	3,527
Property, plant and equipment, net	648,196
Other assets, net	1,633

Total assets	$779,731

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$1,350
Accrued expenses	56,417
Deferred revenue	12,349

Total current liabilities	70,116

Liabilities subject to compromise	1,321,368
Other liabilities	27,708
Redeemable preference shares	74,008
Shareholders' deficit:
Common shares	251,575
Accumulated deficit	(965,044)

Total shareholders' deficit	(713,469)

Total liabilities and shareholders' deficit	$779,731

Schedule C
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended October 31, 2000	For the Period May 17, 2000 through October 31, 2000
Revenue:
Telecommunication services	$17,417	$96,067
Construction, facility sales and other	1,821	17,372
Product	—	—

	19,238	113,439

Operating costs and expenses:
Network expenses	9,808	54,119
Facilities administration and maintenance	2,464	12,483
Cost of construction revenues	687	11,213
Cost of product revenues	—	—
Selling, general and administrative	9,859	64,396
Depreciation and amortization	7,604	39,648
Impairment of Assets	—	260,827

	30,422	442,686

Loss from operations	(11,184)	(329,247)

Other expenses (income):
Interest income	(213)	(1,362)
Interest expense, net of amounts capitalized	553	4,057
Other	27	(213)

	367	2,482

Net loss	$(11,551)	$(331,729)

Schedule D
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended October 31, 2000	For the Period May 17, 2000 through October 31, 2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(11,551)	$(331,729)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,946	42,146
Liabilities subject to compromise	(704)	4,453
Loss on impairment of assets	—	260,827
Changes in non-cash operating working capital:
Accounts receivable	2,873	(6,476)
Construction contracts receivable	(613)	(4,269)
Prepaids expenses and other current assets	(5,157)	(12,320)
Other assets	64	54
Accounts payable and accrued liabilities	110	48,961
Deferred revenue	2,290	27,927

Net cash provided by operating activities	(4,742)	29,574
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(3,021)	(28,492)
Purchase of other assets	—	(919)
Change in investments restricted for fixed asset purchases	(17)	(93)

Net cash used in investing activities	(3,038)	(29,504)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt	—	—
Principal payments on long term debt	—	—
Principal payments on capital leases	(570)	(2,335)
Issuance of common shares, net	—	—
Change in investments restricted to finance interest payments	—	—

Net cash provided by (used in) financing activities	(570)	(2,335)

Net increase in cash and cash equivalents	(8,350)	(2,265)
Cash and cash equivalents at beginning of period	30,740	24,655

Cash and cash equivalents at end of period	$22,390	$22,390

Schedule E
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]		Past Due Post Petition Debt
0 - 30 Days	21,618,862	—

31 - 60 Days	11,603,666	1,160,072	(a)

61 - 90 Days	5,230,705	97,553		$0

91 + Days	10,924,665	91,997

Total accounts receivable/payable	$49,377,898	$1,349,622

Allowance for doubtful accounts	$(8,369,797)

Accounts receivable (net)	$41,008,101

Notes:

(a)
Accounts Payable balance includes $643,207 that was set aside for professional services fees but remains unpaid pending court order approval.

Schedule F
Pre-Petition Liabilities

List of Claims for Each Classification	Claimed Amount
Secured claims(a)	$743,036,432
Priority claims other than taxes(b)	5,161,380
Priority tax claims(c)	3,591,613
General Unsecured Claims(d)	569,578,582

$1,321,368,007

(a)
The estimate of secured claims reflects the amounts due to known secured creditors. Such amounts may be over or under-secured. The estimate does not include potentially valid lien and other claims filed outside of existing normal contractual arrangements.

(b)
The estimate mainly reflects GST's initial accruals for payroll, vacation and deposits. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(c)
The estimate mainly reflects GST's initial accruals for property taxes and sales taxes. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(d)
The estimate reflects the debtor's most recent estimate of the total value of liabilities due to third parties that have been affected by the Chapter 11 proceedings.

    No amounts have currently been formally allowed within the Chapter 11 proceedings.

Schedule G
Summary of Funds Held at End of Month

Name	Filing #	Bank Account #	Bank Name	Account Purpose	Balance at 10/1/00	Receipts	Disbursements	Balance at 10/31/00
GST Telecommunications, Inc.	00-1983	136-842-2	Royal Bank of Canada	General/Payroll	54,684	7,942	(28,135)	34,492
	00-1983	5U6-343858	Black & Company	ESOP	—	—	—	—

					54,684	7,942	(28,135)	34,492

GST USA, Inc.	00-1984	54245352	Bank of America	Market Rate Savings	—	—	—	—
	00-1984	238	Morgan Stanley Asset Mgmt	General Acct	11,633,817	64,652	—	11,698,469
	00-1984	69752707	Bank of America	Transfer Acct	8,726	—	—	8,726
	00-1984	861646	Nations Fund	Investment Acct	—	—	—	—
	00-1984	861646	Nations Fund	Cash Reserves Capital Fund	14,945,968	69,950	(5,000,000)	10,015,918
	00-1984	874232	Nations Fund	Restricted Cash	10,001,777	47,478	—	10,049,255

					36,590,288	182,080	(5,000,000)	31,772,368

GST Network Funding, Inc.	00-2022	68795012	Bank of America	Network funding	—	—	—	—

					—	—	—	—

GST Action Telecom, Inc.	00-2018	1003698801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1099899718	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1800441801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	62006140081	American State Bank	Action	—	—	—	—

					—	—	—	—

GST Net, Inc.	00-1995			Petty Cash	45	—	(45)	—
	00-1995	68365717	Bank of America	Net Lockbox	5,616	4,928	—	10,544
	00-1995	68622109	Bank of America	NET Tax Acct	49,212	2,975	—	52,187
	00-1995	1260928002	Huntington National Bank	ITG/Net Lockbox	59,367	135	—	59,502
	00-1995	1260931756	Huntington National Bank	Debit card	—	—	—	—
	00-1995	0025-6420-0667	Bank of America	TOC/Xiex Lockbox	5,308	246	—	5,554
	00-1995	0025-6400-0668	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6410-0696	Bank of America	TOC/Xiex Lockbox	—	—	—	—

					119,549	8,285	(45)	127,788

Wasatch International Network Services, Inc.	00-2004	081-15469-2	Zions Bank	Old Wins Acct	—	—	—	—
	00-2004	041-02357-3	Zions Bank	Old Wins Acct	—	—	—	—

					—	—	—	—

GST Telecom Inc.	00-1982			Petty Cash	3,504	—	(1,300)	2,204
	00-1982			Petty Cash	704	403	(607)	500
	00-1982			Petty Cash	62	500	(62)	500
	00-1982			Petty Cash	—	500	—	500
	00-1982			Petty Cash	500	—	(500)	—
	00-1982			Petty Cash	212	212	(425)	—
	00-1982	68365808	Bank of America	Telecom Gen Acct	(887)	888	(1)	(0)
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	537,808	—	—	537,808
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	(1,038,282)	121,514	(113,119)	(1,029,887)
	00-1982	69710317	Bank of America	ZBA Telecom P/R Acct	594,453	4,872,197	(4,889,698)	576,952
	00-1982	68996206	Bank of America	A/P account	1,227,353	30,415,184	(34,928,699)	(3,286,162)
	00-1982	68996115	Bank of America	General Account	1,422,382	27,349,108	(27,054,582)	1,716,908
	00-1982	69095107	Bank of America	Prof. Services Account	530,259	2,401,765	(2,044,382)	887,641

					3,278,069	65,162,270	(69,033,375)	(593,035)

GST Telecom Washington, Inc.	00-1993			Petty Cash	1,000	—	(1,000)	—
	00-1993			Petty Cash	419	500	(419)	500
	00-1993			WA Business Ckg	390	676	(566)	500
	00-1993			Misc.	(427)	—	—	(427)
	00-1993	68746502	Bank of America	ZBA General Acct	23,941	30,627	(162,773)	(108,205)

					25,323	31,802	(164,757)	(107,632)

GST Telecom Oregon, Inc.	00-2002			Petty Cash	500	—	(500)	—
	00-2002	68738418	Bank of America	Oregon Bus Ckg.	—	500	—	500

					500	500	(500)	500

GST Telecom Idaho, Inc.	00-1992			Petty Cash	500	—	(500)	—
	00-1992	66423211	Bank of America	Idaho Bus Ckg	—	500	—	500

					500	500	(500)	500

GST Telecom California, Inc.	00-1986			Petty Cash	2,980	—	(2,980)	—
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	—	919	(419)	500
	00-1986			Petty Cash	447	580	(447)	580
	00-1986			Petty Cash	488	500	(488)	500
	00-1986			Petty Cash	275	500	(275)	500
	0-1986			Petty Cash	500	—	(500)	—
	00-1986	1489-0-02917	Bank of America	Sacramento Bus Ckg	—	—	—	—
	00-1986	1489-6-02339	Bank of America	Fresno Bus Ckg	—	—	—	—
	00-1986	1489-6-02315	Bank of America	Lockbox	10,464	5,241	—	15,705

					16,155	7,740	(5,109)	18,785

GST Whole Earth Networks, Inc.	00-2021			Petty Cash	1,893	—	—	1,893
	00-2021	68427202	Bank of America	old Internet Lockbox	(1,213)	450	—	(763)
	00-2021	0001-076280	Bank of Hawaii	old Internet Lockbox	614	—	—	614
	00-2021	506376789	West America	HOL General Acct	38,595	205,461	(1,524)	242,532

					39,889	205,911	(1,524)	244,276

GST Call America, Inc.	00-2014			Petty Cash	300	—	(300)	—
	00-2014			Petty Cash	493	973	(967)	500
	00-2014		Midstate Bank	SLO Petty Cash	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1425153	Santa Lucia Bank	SLO General Acct	379,395	156,547	(16,369)	519,572

					380,188	157,520	(17,636)	520,072

GST Pacific Lightwave, Inc.	00-1985			Petty Cash	2,500	—	(1,000)	1,500
	00-1985			Petty Cash	200	135	(135)	200
	00-1985			Petty Cash	—	1,073	(573)	500
	00-1985	1489-8-02338	Bank of America	Riverside Bus Ckg	—	—	—	—
	00-1985	1489-5-02740	Bank of America	Rialto Bus Ckg	—	—	—	—
	00-1985	1489-3-02307	Bank of America	General Acct	21,749	678,869	(429,903)	270,715
	00-1985	1489-5-02306	Bank of America	ZBA	—	—	—	—

					24,449	680,077	(431,611)	272,915

GST Telecom Arizona, Inc.	00-2017			Petty Cash	1,650	—	(650)	1,000
	00-2017	003			—	(2,223)	(2,223)
	00-2017	0000-2201-4702	Bank of America	TLI Bus Ckg	—	—	—	—
	00-2017	0098-5505-7720	Bank of America	Call Am Phx Bus Ckg	—	—	—	—
	00-2017	14896-02377	Bank of America	TLI General Acct	—	—	—	—
	00-2017	14894-02378	Bank of America	TLI General Acct	—	—	—	—
	00-2017	194722	Bank of Denver	Intertel Greenstar	110,304	—	—	110,304
	00-2017	631-3601170	Norwest Bank	Call Am Phx	4,574	—	(25)	4,549

					116,528	—	(2,898)	113,630

GST Telecom New Mexico, Inc.	00-1989			Petty Cash	826	—	—	826
	00-1989			Petty Cash	—	212	(212)	—
	00-1989	20533-91895	B of A Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	2025492520	Bank of Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	14899-02380	Bank of America	NM General Acct	—	—	—	—

					826	212	(212)	826

GST Telecom Texas, Inc.	00-1990			Petty Cash	565	—	—	565
	00-1990	120979	Southwest Bank of Texas	Sweeps from Lockbox acct	—	—	—	—
	00-1990	73520	Southwest Bank of Texas	Lockbox	—	—	—	—
	00-1990	35173	Southwest Bank of Texas	Tax Acct	56,007	94,535	(80,392)	70,151
	00-1990				—	—	—	—

					56,572	94,535	(80,392)	70,715

GST Home, Inc.	00-2008	68539915	Bank of America	Home General Acct	—	—	—	—

					—	—	—	—

GST Telecom Hawaii, Inc.	00-1988			Petty Cash	500	—	(500)	—
	00-1988			Petty Cash	206	512	(218)	500
	00-1988	0002-681730	Bank of Hawaii	HI Bus Ckg	—	—	—	—
	00-1988	0094-001706	Bank of Hawaii	General Acct	—	—	—	—
	00-1988	0001-094521	Bank of Hawaii	General Acct	14,870	853,722	(906,277)	(37,686)

					15,576	854,234	(906,995)	(37,186)

GST Telecom Pacific, Inc.	00-2020			Petty Cash	300	—	(300)	—
	00-2020	101252209	Bank of Guam	Guam Bus Ckg	489	3,171	(1,401)	2,260
	00-2020	0038-09050-0	Bank of Hawaii	Acct Closed 11/99	—	—	—	—
	00-2020	0038-074105	Bank of Hawaii	Sprint International Acct	—	—	—	—
	00-2020	03-062368	First Hawaiian Bank	General Acct	—	—	—	—
	00-2020	117072	Citi Bank	Guam Bus Ckg	—	—	—	—
	00-2020	124010	Citi Bank	NIB Ckg	—	—	—	—
	00-2020	101251480	Bank of Guam	General Acct	21,333	884	(22,219)	(2)
	00-2020	101251471	Bank of Guam	General Acct	683	805	(3,589)	(2,101)
	00-2020	200026270	Citizens Security Bank	General Acct	—	—	—	—

					22,805	4,861	(27,509)	157

TOTAL					$40,741,901	$67,398,468	$(75,701,199)	$32,439,171
Inter-bank transfers						$(44,868,586)	$44,868,586
Net						$22,529,883	$(30,832,613)

QuickLinks

Index
Schedule A Summary of Financial Status
Schedule A—Attachment Payments to Professionals October 1, 2000 - October 31, 2000
Schedule B GST TELECOMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEET (IN THOUSANDS) (UNAUDITED)
Schedule C GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS) (UNAUDITED)
Schedule D GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS) (UNAUDITED)
Schedule E Accounts Receivable and (Net) Payable
Schedule F Pre-Petition Liabilities
Schedule G Summary of Funds Held at End of Month